Certification under Section 906 of the Sarbanes-Oxley Act

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Sec. 1350, and accompanies the report on Form N-CSR for the period ended December 31, 2003 of Clipper Fund, Inc. (the "Company").

I, James H. Gipson, the President and Chairman of the Company certify that:

(i)	the Form N-CSR fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and
(ii)	the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date: January 23, 2004	/s/ James Gipson Chairman & President

Certification under Section 906 of the Sarbanes-Oxley Act

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Sec. 1350, and accompanies the report on Form N-CSR for the period ended December 31, 2003 of Clipper Fund, Inc. (the "Company").

I, Michael Kromm, the Operations Manager of the Company certify that:

(i)	the Form N-CSR fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and
(ii)	the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date: January 23, 2004	/s/ Michael Kromm Operations/Compliance Officer